UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2009 (July 2, 2009)

Crown Crafts, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 647-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) Purchase Agreement

On July 2, 2009 (the “Closing Date”), Hamco, Inc. (“Hamco”), a wholly-owned subsidiary of Crown Crafts, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Neat Solutions, Inc. (“Neat Solutions”) and all of the shareholders of Neat Solutions, pursuant to which Hamco purchased substantially all the assets from, and assumed certain liabilities of, Neat Solutions. On the Closing Date, Hamco paid to Neat Solutions a preliminary purchase price of $4.4 million, net of certain specified liabilities assumed. The final purchase price is subject to adjustment pending the preparation and satisfactory review of the financial statements of Neat Solutions as of and through the Closing Date.

The description contained herein of the Purchase Agreement is qualified in its entirety by reference to the terms of such document, which is attached hereto as an exhibit and incorporated herein by this reference.

(b) Financing Agreement

On the Closing Date, the Company and its wholly-owned subsidiaries, Crown Crafts Infant Products, Inc., Churchill Weavers, Inc. and Hamco (together with the Company, the “Borrowers”), entered into a Third Amendment to Financing Agreement (the “Third Amendment”) with The CIT Group/Commercial Services, Inc. (“CIT”) to amend that certain Financing Agreement between the Borrowers and CIT dated July 11, 2006 (the “Financing Agreement”) to permit the consummation of the transactions contemplated by the Purchase Agreement.

The description contained herein of the Third Amendment is qualified in its entirety by reference to the terms of such document, which is attached hereto as an exhibit and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in part (b) of Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Asset Purchase Agreement dated as of July 2, 2009 by and among Hamco, Inc., Neat Solutions, Inc. and each of the shareholders of Neat Solutions, Inc.
10.1	Third Amendment to Financing Agreement dated as of July 2, 2009 by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.
99.1	Press Release dated July 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.

By: /s/ Olivia W. Elliott
Olivia W. Elliott,
Vice President and Chief Financial Officer

Dated: July 6, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Asset Purchase Agreement dated as of July 2, 2009 by and among Hamco, Inc., Neat Solutions, Inc. and each of the shareholders of Neat Solutions, Inc.
10.1	Third Amendment to Financing Agreement dated as of July 2, 2009 by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.
99.1	Press Release dated July 6, 2009.

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